UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2011

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Education Realty Trust, Inc. (the “Company”) is reissuing its historical consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (“ 2011 First Quarter Form 10-Q”) filed with the Securities and Exchange Commission (“SEC”) on May 9, 2011, in connection with the Company’s retrospective presentation of discontinued operations under the Accounting Standards Codification (“ASC”) 205-20, Discontinued Operations, issued by the Financial Accounting Standards Board. This Current Report on Form 8-K is not being filed to correct any error or omission in the financial or other information previously filed in the Company’s 2011 First Quarter Form 10-Q.

In April and June 2011, the Company sold the collegiate housing properties referred to as Collegiate Village, located in Macon, Georgia, and Clayton Station, located in Morrow, Georgia, respectively. ASC 205-20 requires retrospective presentation of discontinued operations for all periods presented. The Company reflected the results of the retrospective presentation of discontinued operations in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2011. The Company is filing this Current Report on Form 8-K to include the retrospective presentation and disclosure requirements in the unaudited consolidated financial statements of the Company as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010.

This Current Report on Form 8-K updates Part I – Items 1 and 2 of the Company’s 2011 First Quarter Form 10-Q to reflect the retrospective presentation of discontinued operations.  This Current Report on Form 8-K is not being filed to correct any error or omission in the financial or other information previously filed in the Company’s 2011 First Quarter Form 10-Q.  The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in the Company’s currently effective registration statements.   All other information in the Company’s 2011 First Quarter Form 10-Q has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2011 First Quarter Form 10-Q.  Accordingly, all other items that remain unaffected are omitted in this filing.  The information in this Current Report on Form 8-K should be read in conjunction with the 2011 First Quarter Form 10-Q and all filings made by the Company with the SEC since May 9, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1
Updated financial information under Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: October 31, 2011	By:	/s/ Randall H. Brown
Randall H. Brown
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1
Updated financial information under Item 1. Financial Statements and Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.